UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2024

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54554	45-1226465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

701 Wild Rose Lane

Elk City, Idaho 83525

(Address of Principal Executive Offices and Zip Code)

(760) 295-7208

(Issuer’s telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TSOI	OTC Markets

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 20, 2024, after gaining consent from a majority of voting shareholders, we caused to be filed with the Nevada Secretary of State a Certificate of Amendment to Articles of Incorporation to effect an amendment (the “Amendment”) increasing the aggregate number of shares which the corporation shall have authority to issue from 5,500,000,000 to 6,500,000,000 shares of stock having a $.001 par value per share, and 5,000,000 shares of Preferred Stock having a $.001 par value per share.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 19, 2024, our stockholders acted by way of nonunanimous majority written consent action (pursuant to a solicitation of consents upon unanimous board of directors approval commenced on February 18, 2024, and in lieu of a special meeting of stockholders) to approve the Amendment. In order for the Articles Amendment to be approved pursuant to Nevada law, we must receive the written consent of a majority of the outstanding shares of Common Stock (the “Requisite Consents”). Each share of Common Stock entitles the holder of record to one vote. Failure to vote (return a written consent form) at all will have the effect of a vote against the Articles Amendment. Abstentions will have the effect of a vote against the Articles Amendment

Each member of our board of directors and holders of Series A Preferred, Timothy G. Dixon, and Thomas E. Ichim, have indicated their intent to give written consent (as shareholder) in favor of the Articles Amendment.

The Holder of the Series A Preferred Stock shall be entitled to vote on all matters subject to a vote or written consent of the holders of the Corporation’s Common Stock, and on all such matters, the share of Series A Preferred Stock shall be entitled to that number of votes equal to the number of votes that all issued and outstanding shares of Common Stock and all other securities of the Corporation are entitled to, as of any such date of determination, on a fully diluted basis, plus One Million (1,000,000) votes, it being the intention that the Holder(s) of the Series A Preferred Stock shall have effective voting control of the Corporation, on a fully diluted basis. The Holder(s) of the Series A Preferred Stock shall vote together with the holders of Common Stock as a single class.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Certificate of Amendment to Articles of Incorporation, filed February 20, 2024
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2024

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Timothy Dixon
Timothy Dixon
Chief Executive Officer